UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 11, 2017

Cogint, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dubner Employment Agreement

On April 11, 2017, Cogint, Inc. (the “Company”) entered into a third amendment to employment agreement with Derek Dubner relating to his service as Chief Executive Officer of the Company (the “Dubner Amendment”). Pursuant to the Dubner Amendment, the Company and Mr. Dubner agreed to extend the term of his employment through April 30, 2020. Additionally, in connection with the Dubner Amendment, on April 13, 2017, the Company granted Mr. Dubner 125,000 restricted stock units (“RSUs”) representing Mr. Dubner’s right to receive 125,000 shares of the Company’s common stock, par value $0.0005 (the “Common Stock”), pursuant to the Company’s 2015 Stock Incentive Plan, as amended (the “Plan”). The RSUs vest ratably over a three year period. Such RSUs vest in full upon a Company “Change in Control,” termination of Mr. Dubner “Without Cause,” termination by Mr. Dubner for “Good Reason,” Mr. Dubner’s death or disability, or a termination of Mr. Dubner due to an “Adverse Ruling” (as each such term is defined in the employment agreement).

A copy of the Dubner Amendment is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

MacLachlan Employment Agreement

On April 11, 2017, the Company entered into a third amendment to employment agreement with Daniel MacLachlan relating to his service as Chief Financial Officer of the Company (the “MacLachlan Amendment”). Pursuant to the MacLachlan Amendment, the Company and Mr. MacLachlan agreed to extend the term of his employment through April 30, 2020. Additionally, in connection with the MacLachlan Amendment, on April 13, 2017, the Company granted Mr. MacLachlan 100,000 RSUs representing Mr. MacLachlan’s right to receive 100,000 shares of the Company’s Common Stock, pursuant to the Plan. The RSUs vest ratably over a three year period. Such RSUs vest in full upon a Company “Change in Control,” termination of Mr. MacLachlan “Without Cause,” termination by Mr. MacLachlan for “Good Reason,” Mr. MacLachlan’s death or disability, or a termination of Mr. MacLachlan due to an “Adverse Ruling” (as each such term is defined in the employment agreement).

A copy of the MacLachlan Amendment is attached to this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1 10.2	Third Amendment to Dubner Employment Agreement, dated April 11, 2017. Third Amendment to MacLachlan Employment Agreement, dated April 11, 2017.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogint, Inc.

April 17, 2017	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Third Amendment to Dubner Employment Agreement, dated April 11, 2017.
10.2	Third Amendment to MacLachlan Employment Agreement, dated April 11, 2017.